Exhibit 21

Liberty Global Ltd. Subsidiaries
December 31, 2025

Name	Country

Beci-Brussels Chamber of Commerce ASBL	Belgium
Blossom Energy BV	Belgium
Connectify NV	Belgium
Décor Oyenbrug BV	Belgium
Doccle BV	Belgium
Doccle.Up NV	Belgium
Fabiola BV	Belgium
Instelling voor bedrijfspensioenvoorziening Telenet OFP	Belgium
MaRo NV	Belgium
Master of Madness BV	Belgium
Native Nation BV	Belgium
Play Media NV	Belgium
Primitives NV	Belgium
Roger BV	Belgium
Telenet BV	Belgium
Telenet Group Holding NV	Belgium
Telenet Group NV/SA	Belgium
Telenet Retail BV	Belgium
Telenet Vlaanderen NV	Belgium
The Park Entertainment NV	Belgium
Ucast BV	Belgium
Woestijnvis NV	Belgium
Wyre BV	Belgium
Wyre Finance BV	Belgium
Wyre Holding BV	Belgium
Wyre Holding II BV	Belgium
Wyre Holding III BV	Belgium
Liberty Global Ltd.	Bermuda
Formula E Brazil Ltda	Brazil
Formula E Holdings Limited	Hong Kong
Channel 6 Broadcasting Limited	Ireland
Cullen Broadcasting Limited	Ireland
Tullamore Beta Limited	Ireland
Virgin Media Ireland Limited	Ireland
Virgin Media Television Limited	Ireland
VMIE Group Holdings Limited	Ireland
Eltrona Interdiffusion S.A.	Luxembourg

Name	Country

Liberty Global Luxembourg Sàrl	Luxembourg
Liberty Property Holdco I Sàrl	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Solutions Luxembourg NV	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Formula E Mexico Race Operations S de R.L. de C.V. (Mexico)	Mexico
Monaco Sports Group S.A.M.	Monaco
Labesa Holding BV	Netherlands
LGI Ventures BV	Netherlands
Liberty Blume BV	Netherlands
Liberty Global Belgium Holding BV	Netherlands
Liberty Global Benelux BV	Netherlands
Liberty Global Benelux Property Holding BV	Netherlands
Liberty Global Business to Business BV	Netherlands
Liberty Global Communication Services BV	Netherlands
Liberty Global Corporate BV	Netherlands
Liberty Global Europe Holding BV	Netherlands
Liberty Global Europe Management BV	Netherlands
Liberty Global Holding BV	Netherlands
Liberty Global Network BV	Netherlands
Liberty Global ServCo BV	Netherlands
Liberty Global Technology Services BV	Netherlands
Liberty Global Ventures Group Holding BV	Netherlands
Liberty Global Ventures Holding BV	Netherlands
Liberty Global Ventures Holding II BV	Netherlands
Liberty Global Ventures Holding III BV	Netherlands
Liberty Networks Europe Holding BV	Netherlands
The Park Entertainment BV	Netherlands
UPC CEE HoldCo BV	Netherlands
UPC Poland Holding BV	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Digital Infrastructure Romania SRL	Romania
UPC Broadband Slovakia sro	Slovak Republic
UPC Management Services sro	Slovak Republic
Formula E Spain Operations S.L.	Spain
Catalyst NewCo 1 Limited	UK-England & Wales
EGG Power AssetCo Limited	UK-England & Wales
EGG Power Finance Limited	UK-England & Wales

Name	Country

EGG Power Holdings Limited	UK-England & Wales
Formula E Operations Limited	UK-England & Wales
Formula E Publishing Limited	UK-England & Wales
Formula E Race Operations Limited	UK-England & Wales
LGCI Holdings Limited	UK-England & Wales
Liberty Blume Business Solutions Limited	UK-England & Wales
Liberty Blume Energy Limited	UK-England & Wales
Liberty Blume Financial Solutions Limited	UK-England & Wales
Liberty Blume Limited	UK-England & Wales
Liberty Blume Procurement Solutions Limited	UK-England & Wales
Liberty Blume Specialty Finance Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Capital Limited	UK-England & Wales
Liberty Global Development Limited	UK-England & Wales
Liberty Global Digital Infrastructure Limited	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Limited	UK-England & Wales
Liberty Global Finance I (UK) Limited	UK-England & Wales
Liberty Global Finance II (UK) Limited	UK-England & Wales
Liberty Global Holdings Limited	UK-England & Wales
Liberty Global Management Services Limited	UK-England & Wales
Liberty Global Management Services Operations Limited	UK-England & Wales
Liberty Global Motosports Limited	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
Liberty Global Ventures Limited	UK-England & Wales
Newco Holdco 6 Limited	UK-England & Wales
PHL Insurance Administration Services Ltd	UK-England & Wales
PHL Insurance Brokers Limited	UK-England & Wales
Phoenix Renewables Ltd	UK-England & Wales
Rag Lane Solar Ltd.	UK-England & Wales
Rainsbrook Solar Limited	UK-England & Wales
Solar Construction Solutions Ltd	UK-England & Wales
The Park Playground UK Limited	UK-England & Wales
Formula E Enterprise, Inc	USA
LGI Technology Holdings Inc.	USA-Colorado

Name	Country

Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
Associated SMR, Inc.	USA-Delaware
LGCI HoldCo LP	USA-Delaware
LGI International LLC	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware
Liberty Blume Inc.	USA-Delaware
Liberty Global Holdings Inc.	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Liberty WaveCo Inc.	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
VMIE Financing LLC	USA-Delaware
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